Principal Funds, Inc.
Supplement dated May 10, 2021
to the Prospectus dated March 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
Delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica S. Bush (since 2014), Portfolio Manager
•Marcus W. Dummer (since 2014), Portfolio Manager
•Kelly A. Grossman (since 2010), Portfolio Manager
•Benjamin E. Rotenberg (since 2014), Portfolio Manager
•May Tong (since 2021), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following alphabetically to the list of portfolio managers:
May Tong has been with Principal® since 2021. Prior to that, Ms. Tong was a Senior Vice President, Portfolio Manager for Franklin Templeton Multi-Asset Solutions since 2018. Prior to that, Ms. Tong was a Portfolio Manager and Head of Portfolio Implementation and Management for Voya Investment Management’s Multi-Asset Strategies and Solutions Team since 2011. Ms. Tong is responsible for the asset allocation and manager selection for Principal Global Asset Allocation. She earned a bachelor’s degree in Accounting and Finance from Boston College and an M.B.A. from Columbia University. She has earned the right to use the Chartered Financial Analyst designation.